Location/Identification

MINFILE Number: 092JNE060

National Mineral Inventory Number: 092J15 Sb4

Name(s): **TRUAX II**
ROCK, ROY

Status: Showing

Mining Division: Lillooet
Electoral District: Yale-Lillooet
Forest District: Cascades Forest District

Regions: British Columbia
BCGS Map: 092J087
NTS Map: 092J15W
Latitude: 50 49 22 N
Longitude: 122 46 05 W
Elevation: 2286 metres
Location Accuracy: Within 500M
Comments: Location of Trench 6 (Assessment Report 14727).

UTM Zone: 10 (NAD 83)
Northing: 5630143
Easting: 516337

Mineral Occurrence

Commodities: Gold, Silver, Antimony, Zinc, Copper, Lead, Molybdenum

Minerals

Significant: Stibnite, Sphalerite, Arsenopyrite, Pyrite, Orpiment, Realgar, Tetrahedrite, Silver, Ruby Silver, Molybdenite
Associated: Quartz, Carbonate
Alteration: Malachite
Alteration Type: Sericitic, Oxidation, Argillic
Mineralization Age: Unknown

Deposit

Character: Vein, Podiform, Disseminated
Classification: Hydrothermal, Epigenetic, Epithermal, Porphyry
Type: L08: Porphyry Mo (Climax-type)
Shape: Regular
Comments: Veins range in width from 15 centimetres to 1.2 metres and have a northwest-southeast strike and dip 50 degrees to the northeast.

Host Rock

Dominant Host Rock: Plutonic

Stratigraphic Age	Group	Formation	Igneous/Metamorphic/Other
Cretaceous-Tertiary	-----	-----	Bendor Pluton

Isotopic Age	Dating Method	Material Dated
---	---	---

Lithology: Granodiorite, Quartz Vein

Geological Setting

Tectonic Belt: Coast Crystalline
Physiographic Area: Pacific Ranges
Terrane: Plutonic Rocks

Inventory

Ore Zone:	ROCK	**Year:**	1971
Category:	Assay/analysis	**Report On:**	N
		NI 43 101:	N

Sample Type: Grab

Commodity	Grade
Silver	465.0000 grams per tonne
Gold	0.3400 grams per tonne
Antimony	16.6300 per cent

Comments: Grab sample from dump.

Reference: Property File - Tomlinson, 1971.

Capsule Geology

The Truax II is underlain by granodiorite of the Cretaceous to Tertiary Bendor pluton. The contact between the intrusive and steeply dipping sediments and volcanics of the Mississippian to Jurassic Bridge River Group trends northwest-southeast across the northeast corner of the property.

Mineralization occurs in veins related to shear structures in the granodiorite. The veins range from 15 centimetres to 2.5 metres in width, strike northwest-southeast and are relatively flat lying. Pods and disseminations of massive stibnite and sphalerite along with realgar, orpiment, arsenopyrite, pyrite, tetrahedrite and traces of ruby silver occur in quartz-carbonate gangue. Samples assayed 0.34 grams per tonne gold, 456 grams per tonne silver and 16.63 per cent antimony (Property File - Tomlinson, 1971).

The surrounding granodiorite is intensely altered and gossanous just south of the Truax Gold II claim. Mineralization consisting of finely disseminated molybdenite and pyrite is reported in argillic- sericitic altered granodiorite. Work on the property has been mainly trenching.

Bibliography

EMPR ASS RPT *3101, *14727, *16638, 18437
EMPR EXPL 1986-C260; 1987-C210
EMPR FIELDWORK 1974, p. 35; 1985, pp. 303-310; 1986, pp. 23-29; 1987, pp. 93-130; 1988, pp. 105-152; 1989, pp. 45-72; 1990, pp. 75-83
EMPR GEM 1971-311
EMPR GEOLOGY 1975-G58
EMPR OF 1987-11; 1988-3; 1989-4; 1990-10
EMPR PF (*Tomlinson, F.C. (1971): Report on Geophysical Survey Magnetometer and Electromagnetic Survey on Rock-Roy Group of Mineral Claims; Prospectus, Westview Mining Co. Ltd., 1971; Geology map, 1987; Property description by B.N.Church, 1990)
GSC MAP 431A
GSC MEM 130; 213
GSC OF 482
GSC P 43-15; 73-17; 77-2 (GSC 76-50)
GSC SUM RPT 1932, Part A, pp.57-71
CJES 1987, Vol. 24, pp. 2279-2291
GCNL #68, 1970
Placer Dome File

Date Coded:	1985/07/24	**Coded By:**	BC Geological Survey (BCGS)	**Field Check:**	N
Date Revised:	1991/03/11	**Revised By:**	Carol I. Didson(CID)	**Field Check:**	Y